SanJac Alpha Low Duration ETF
Schedule of Investments
February 28, 2026 (Unaudited)

EXCHANGE TRADED NOTES - 43.0%	Par	Value
Electric Utilities - 3.9%
Pacific Gas and Electric Co., 4.55%, 07/01/2030	$100,000	$100,769

Heavy Electrical Equipment - 5.0%
Babcock & Wilcox Enterprises, Inc., 6.50%, 12/31/2026 (a)	5,068	126,548

Mortgage REITs - 24.7%
Chimera Investment Corp., 9.25%, 08/15/2029	3,000	76,260
MFA Financial, Inc.
8.88%, 02/15/2029	3,000	75,600
9.00%, 08/15/2029	4,000	101,360
PennyMac Mortgage Investment Trust
9.00%, 02/15/2030	6,000	152,280
9.00%, 06/15/2030	5,900	149,152
TPG Mortgage Investment Trust, Inc., 9.50%, 05/15/2029	3,000	76,170
		630,822
Utilities - 9.4%
NextEra Energy Capital Holdings, Inc., Series U, 6.50%, 06/01/2085 (a)	9,500	240,920
TOTAL EXCHANGE TRADED NOTES (Cost $1,095,519)		1,099,059

U.S. TREASURY SECURITIES - 28.2%	Par	Value
United States Treasury Inflation Indexed Bonds, 1.63%, 04/15/2030	508,990	519,692
United States Treasury Note/Bond, 4.00%, 11/15/2035	200,000	200,790
TOTAL U.S. TREASURY SECURITIES (Cost $711,135)		720,482

SHORT-TERM INVESTMENTS
U.S. TREASURY BILLS - 27.3%	Par	Value
3.63%, 03/05/2026 (b)	700,000	699,790
TOTAL U.S. TREASURY BILLS (Cost $699,719)		699,790

TOTAL INVESTMENTS - 98.5% (Cost $2,506,373)		2,519,331
Other Assets in Excess of Liabilities - 1.5%		37,140
TOTAL NET ASSETS - 100.0%		$2,556,471

Par amount is in USD unless otherwise indicated.
Percentages are stated as a percent of net assets.

REIT - Real Estate Investment Trust
The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

(a)	Non-income producing security.
(b)	The rate shown is the annualized yield as of February 28, 2026.

Summary of Fair Value Disclosure as of February 28, 2026 (Unaudited)

SanJac Alpha Low Duration ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of February 28, 2026:

	Level 1	Level 2	Level 3	Total
Investments:
Exchange Traded Notes	$998,290	$100,769	$–	$1,099,059
U.S. Treasury Securities	–	720,482	–	720,482
U.S. Treasury Bills	–	699,790	–	699,790
Total Investments	$998,290	$1,521,041	$–	$2,519,331

Refer to the Schedule of Investments for further disaggregation of investment categories.